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                                                                 EXHIBIT 99.323


CHANGED TO THE PX TARIFF AND PROTOCOLS NECESSARY TO ACCOMMODATE PX PARTICIPANTS' REVISED ANCILLARY SERVICES BIDS


REQUIRED CHANGES

1. REQUIRED CHANGES TO THE TARIFF AND PROTOCOLS TO PROVIDE FOR REVISED ANCILLARY SERVICES THROUGH THE PX

TARIFF

The present Tariff is not specific on whether or not revised ancillary services bids are allowed. In paragraph 3.3.9 of the PX Tariff, it is stated that "The PX shall, where possible, forward to the ISO any Ancillary Services bids submitted to it by PX Participants in connection with any auction for Ancillary Services conducted by the ISO." This statement will accommodate revised Ancillary Services bids.

Therefore, there is no need to change the Tariff for accepting revised Ancillary Services bids.

PBEP

Section 6.2.2, Format and Contents of Ancillary Services Bids, needs to be changed to require a Bid Type flag, indicating whether an Ancillary Services bid is "preliminary" or "revised". Note that the present TA system software and user interface does not provide for accepting this flag yet. As a result of the change here, the required data items for Ancillary Service bids under Section
6.2.2 need to be renumbered.

PSCP

The description of the Day-Ahead scheduling process timeline needs to be changed. Specifically:

o A new section, renumbered as 2.1.13, needs to be added to require PX Participants who submit revised Ancillary Services bids to do so by 11:40 am.

o The original section 2.1.13 needs to be revised to state that the PX will forward PX Participants' revised Ancillary Services bids, if any, and any remaining unrevised Ancillary Services bids to the ISO.

o        As a result of these changes, the original sections 2.1.13, 2.1.14 and
         2.1.15 will be renumbered.

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The proposed tariff and protocol revisions are in the following pages.

2.       POTENTIAL OF GAMING BY REVISING ANCILLARY SERVICE BIDS

No significant issue has been identified in this regard. Therefore, no changes are proposed to address such potential. We will rely on the general provision of the PX Tariff which would allow changes to the PX Tariff and Protocols on revised Ancillary Services bids should unforeseen gaming surface in the future because of the allowance of revised Ancillary Services bids.

3.       PROCESS CHANGES

In the PX Day-Ahead scheduling process, the PX Participants who are to submit revised Ancillary Services bids through PX need to submit the bids by 11:40 am.

The PX need to study if other information from the ISO (e.g., the Suggested Adjusted Schedule and the preliminary schedule of Ancillary Services) would need to be published to aid PX Participants' decision on revising Ancillary Service bids. At present, there is no software capability to enable automatic publishing such information through the TA System.



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PROPOSED REVISIONS

TARIFF


[No change is necessary)


PBEP

6.2.2    FORMAT AND CONTENT OF ANCILLARY SERVICES BIDS

         An Ancillary Services bid shall include the following information as appropriate for the type of Ancillary Service, for each Settlement Period of the Trading Day:

                  a) Bid Type: preliminary (e.g, PRE_ANC) or Revised (e.g., REV_ANC)

                  b)       PX Participant name and ID code;

                  c)       Ancillary Service type:

                           i)       Regulation;

                           ii)      Spinning Reserve;

                           iii)     Non-Spinning Reserve; or

                           iv)      Replacement Reserve;

                  d)       Resource ID;

                  e)       Settlement Period for which the bid applies;

                  f)       Trading Day for which the bid applies;

                  g) the $/MWh values for the Energy supplied (which shall be the same for each of the four Ancillary Service types);

                  h) the lower and upper operating limits for each resource;

                  i)       ramp rate;

                  j) capacity reservation prices (in $/MW), which may be different for each type of Ancillary Service;

                  k)       Regulation range both up and down;

                  l) Spinning Reserve, Non-Spinning Reserve or Replacement Reserve quantity in MW;


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                  m)       the time period required to reach synchronization
                           (this must be the same value for all 24 Settlement Periods for a particular resource).

                  PSCP


         2.1.12 BY 11:00 AM, ONE DAY AHEAD

                  By 11:00 am on the day ahead of the Trading Day and for each Settlement Period of that Trading Day the ISO will, acting in accordance with the SP:

                  a) complete the Inter-Zonal Congestion Management process (if Inter-Zonal Congestion does not exist in any Settlement Period the timeline will continue with the step at PSCP 2.1.14);

                  b) provide, via WEnet, a Suggested Adjusted Day-Ahead Schedule for Energy to the PX (if it submitted a Preferred Day-Ahead Schedule and the ISO proposes to modify the PX's Preferred Day-Ahead Schedule);

                  c) publish on WEnet the estimated Day-Ahead Usage Charge rates (in $/MW of scheduled flow) for Energy transfers between Zones; and

                  d) provide, via WEnet, together with the Suggested Adjusted Day-Ahead Schedule, a preliminary schedule for Ancillary Services to the PX (to the extent that the PX submitted Ancillary Services bids).

         2.1.13 BY 11:40 AM, ONE DAY AHEAD

                  By 11:40 am on the day ahead of the Trading Day and for each Settlement Period of that Trading Day, any PX Participant that uses the PX as its Scheduling Coordinator must submit to PX, through the TA System, any revised Ancillary Services Bids, in accordance with the PBEP 6.2.2.

         2.1.14 BY 12:00 NOON, ONE DAY AHEAD

         By 12:00 noon on the day ahead of the Trading Day and for each Settlement Period of that Trading Day, (except where Inter-Zonal Congestion does not exist, in which case the timeline will continue with the step at PSCP 2.1.15):

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                  a)       the PX will submit to the ISO, through the WEnet,

                           i) its unchanged Preferred Schedule as its Revised Day-Ahead Schedule (as described in PSCP 6.3), in response to the ISO's Suggested Adjusted Day-Ahead Schedule;

                           ii) The revised Ancillary Services bids referred to in PSCP 2.1.13 (if any) and the remaining unrevised Ancillary Services bids; and

                  b)       the ISO will:

                           i) validate (in accordance with the SBP) the Revised Day-Ahead Schedule and the revised Ancilary Services bids referred to in (a) above;

                           ii) start the second and final iteration of the Inter-Zonal Congestion Management process in accordance with the SP; and

                           iii)     start the evaluation of the revised
                                    Ancillary Services bids in accordance with the SP.

         2.1.15 BY 1:00 PM, ONE DAY AHEAD

         By 1:00 pm on the day ahead of the Trading Day (or by 11:00 am if there is no Inter-Zonal Congestion) and for each Settlement Period of that Trading Day, the ISO will, in accordance with the SP:

                  a) complete the second iteration, if necessary, of the Inter-Zonal Congestion Management process;

                  b) provide, via WEnet, a Final Day-Ahead Schedule to the PX which, depending on the existence of Inter-Zonal Congestion, could be:

                           i) the Preferred Day-Ahead Schedule (when no Congestion was found at 11:00 am);

                           ii) the Revised Day-Ahead Schedule (when no Congestion was found at 1:00 pm); or

                           iii) a modified Revised Day-Ahead Schedule if the Revised Day-Ahead Schedule for Energy was modified for Inter-Zonal Congestion;


                  c) publish on WEnet the Day-Ahead Usage Charge rates, if any, (in $/MW of scheduled flow) for Energy transfers between Zones; and

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                  d)       provide, via WEnet, as part of the Final Day-Ahead
                           Schedule, a schedule of Ancillary Services (if any) which PX Participants have been selected to supply in the ISO's Ancillary Services auction.

         2.1.16 BY 1:15 PM, ONE DAY AHEAD

         By 1:15 pm on the day ahead of the Trading Day (or by 11:15 am if there is no Inter-Zonal Congestion), the PX will notify each PX Participant, through the TA System, and for each Settlement Period of the Trading Day, of the details from the Final Day-Ahead Schedule which relate to the PX Participant in question, including Schedule changes for Inter-Zonal Congestion Management and bids accepted in the ISO's Ancillary Services auction.